EXHIBIT 24.1

                                 POWER OF ATTORNEY
    (1,100,000 Shares Under NIKE, Inc. Foreign Subsidiary Employee Stock
     Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of NIKE, Inc. does hereby constitute and appoint PHILIP H. KNIGHT, DONALD W. BLAIR and LINDSAY D. STEWART his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of NIKE, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable NIKE, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of NIKE, Inc. issuable pursuant to NIKE, Inc. Foreign Subsidiary Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of NIKE, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  April 29, 2003

 /s/ Donald W. Blair                     /s/ Thomas E. Clarke
__________________________________      __________________________________
     Donald W. Blair                         Thomas E. Clarke

 /s/ Jill K. Conway                      /s/ Ralph D. DeNunzio
__________________________________      __________________________________
     Jill K. Conway                          Ralph D. DeNunzio

 /s/ Richard K. Donahue                  /s/ Alan B. Graf, Jr.
__________________________________      __________________________________
     Richard K. Donahue                      Alan B. Graf, Jr.

 /s/ Delbert J. Hayes                    /s/ Douglas G. Houser
__________________________________      __________________________________
     Delbert J. Hayes                        Douglas G. Houser

 /s/ Jeanne P. Jackson                   /s/ John E. Jaqua
__________________________________      __________________________________
     Jeanne P. Jackson                       John E. Jaqua

 /s/ Philip H. Knight                    /s/ Charles W. Robinson
__________________________________      __________________________________
     Philip H. Knight                        Charles W. Robinson

 /s/ A. Michael Spence                   /s/ John R. Thompson, Jr.
__________________________________      __________________________________
     A. Michael Spence                       John R. Thompson, Jr.